                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                    DATED MAY 1, 2003, AS AMENDED MAY 5, 2003



MERRILL VARIABLE FUNDS

Effective November 21, 2003, the Merrill Lynch Developing Capital Markets V.I. Fund discontinued operations and merged into the Merrill Lynch Global Allocation
V. I. Fund. Contracts issued prior to January 28, 2002 may allocate purchase payments to the Merrill Lynch Global Allocation V. I. Fund.

The MERRILL LYNCH GLOBAL ALLOCATION V.I. FUND seeks high total investment return by investing in a portfolio of equity, debt and money market securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. At any given time the Fund may emphasize investment in either debt or equity securities that fund management may consider undervalued. The Fund may emphasize foreign securities when Fund management expects these investments to outperform U.S. securities.



                       SUPPLEMENT DATED NOVEMBER 21, 2003
























Vantage Merrill .Supp 11/21/2003
Venture Merrill Supp 11/21/2003
Venture III Merrill Supp 11/21/2003
Vision Merrill Supp 11/21/2003